EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Landstar System, Inc. (the “Company”) on Form 10-K for the period ending December 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert C. LaRose, Co-Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert C. LaRose
Robert C. LaRose
February 26, 2007	Executive Vice President and Co-Chief Financial Officer

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